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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 7, 2003

                                               EDISON MISSION ENERGY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            000-24890                             95-4031807
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                              18101 Von Karman Avenue
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-752-5588
                               (Registrant's telephone number, including area code)

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Items 1 through 6, 8, 10, and 11 are not included because they are inapplicable.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Press release about first quarter 2003 financial results--Part I.

         99.2     Press release about first quarter 2003 financial results--Part II.

Item 9.  Results of Operations and Financial Condition.

         On May 7, 2003, Edison International, the ultimate parent company of Edison Mission Energy, issued press releases that included information about Edison Mission Energy's financial results for the first quarter of
2003.  Copies of the press releases are attached as Exhibits 99.1 and 99.2.  This information is furnished pursuant to Item 12 of Form 8-K, as amended by Release No. 34-47226.  In accordance with Release No. 34-47583, this information is furnished under Item 9.

Reporting of 2002 Change in Accounting -

         Effective January 1, 2002, Edison Mission Energy adopted Statement of Financial Accounting Standards No.
142, "Goodwill and Other Intangible Assets."  SFAS No. 142 establishes accounting and reporting standards requiring goodwill not to be amortized but rather tested for impairment at least annually at the reporting unit level.  During the third quarter of 2002, EME concluded that fair value of the goodwill related to the Citizens
Power LLC acquisition was impaired by $14 million, net of $9 million of income tax benefit and, accordingly, reported this amount as a cumulative change in accounting.  In accordance with SFAS No. 3, "Reporting Accounting
Changes in Interim Financial Statements", Edison Mission Energy's financial statements for the first quarter of
2002 were restated to reflect the accounting change as of January 1, 2002.

         Edison International did not report the goodwill impairment charge discussed above as a cumulative change in accounting based on the immaterial amount of the charge in relation to its consolidated financial statements.  Instead, Edison International reported the goodwill impairment charge as part of continuing operations during the third quarter ended September 30, 2002.  The following table reconciles the amounts that were reported by Edison Mission Energy for the first quarter of 2002 in its Annual Report on Form 10-K to the segment results for the same prior period as reflected in the Edison International press release.

                                                                         Three Months Ended March 31, 2002
                                                                                   (in millions)
                                                                        EME           Reporting       EIX Press
                                                                      Results         Adjustment       Release

Loss from Continuing Operations                                          (41)                          (41)
Income from Operations of Discontinued Foreign Subsidiaries
         Discontinued Foreign Subsidiaries Net of Tax                      5                             5
Loss before Accounting Change                                            (36)                          (36)
Cumulative Change in Accounting, Net of Tax                              (14)              14            --
Net Loss                                                                 (50)              14          (36)

                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Edison Mission Energy
                                                    (Registrant)

Date:          May 7, 2003                                                  /s/ Kevin M. Smith
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                                                                              KEVIN M. SMITH
                                                              Senior Vice President, Chief Financial Officer
                                                                               and Treasurer